Exhibit 10.1

WRITTEN CONSENT OF

THE BOARD OF DIRECTORS OF

ANALTYICA BIO-ENERGY CORP.

  The undersigned, being members of the Board of Directors of Analytica Bio-Energy Corp. a Delaware corporation (the Corporation), hereby take the following action in lieu of holding a meeting regarding same pursuant to the provisions of the Bylaws of the Corporation.

1.

RESOLVED, that the resignation of Luiz Brasil as President and Director of the Corporation is hereby accepted, effective immediately.

2.

RESOLVED, FURTHER, that Kevin Wu, the Chief Executive Officer is hereby elected as the President and as a member of the Board of Directors of the Corporation and to serve as President of the Corporation with a term of office continuing until such time that a successor is duly elected and qualified.

3.

RESOLVED, that the resignation of George Parselias as Chief Financial Officer and Director of the corporation is hereby accepted, effective immediately.

4.

RESOLVED, FURTHER, that Mei-Chen Chen is hereby elected as Chief Financial Officer of the Corporation with a term of office continuing until such time that a successor is duly elected and qualified.

5.

RESOLVED, FURTHER, that Mike Lee is hereby elected as a Director of the Corporation.

6.

RESOLVED, FURTHER, that Iris Lo is hereby elected as a Director of the Corporation.

7.

RESOLVED, that the resignation of John Campana as a Director of the corporation is hereby accepted, effective immediately.

Dated as of January, 15, 2015

    - S -

                                  - S -

 Luiz Brasil                                                                                                   Kevin Wu

      -S-

John Campana

     - S -

George Parselias

    - S -

Mei-Chen Chen

   -  S -

Iris Lo

   - S –

Michael Lee